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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                   FORM 8-K
                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 17, 2000



                              AGL Resources Inc.
            (Exact name of registrant as specified in its charter)




         Georgia                         1-14174                58-2210952
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)



                        817 West Peachtree Street, N.W.
                            Atlanta, Georgia  30308
                   (Address of Principal Executive Offices)

                                 404-584-9470
             (Registrant's telephone number, including area code)

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits
          --------

          Exhibit No.    Description
          ----------     -----------


          99 Slides Presented at AGL Resources Inc. Investment Conference Held at 8:00 a.m., EST, on November 17, 2000


Item 9.   Regulation FD Disclosure.

     See the slides attached as Exhibit 99, which are being presented at the AGL Resources Inc. Investment Conference held at 8:00 a.m., EST, on Friday, November 17, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AGL RESOURCES INC.
                                     (Registrant)


Date: November 16, 2000              By /s/ Donald P. Weinstein
                                       --------------------------------
                                       Donald P. Weinstein
                                       Senior Vice President &
                                       Chief Financial Officer

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit                            Description
-------                            -----------

99          Slides Presented at the AGL Resources Inc. Investment
            Conference held at 8:00 a.m., EST, on November 17, 2000